Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Consideration Transferred for the Acquisition of Wyeth (Detail) (Wyeth [Member], USD $)
In Millions, except Per Share data, unless otherwise specified
	Oct. 15, 2009
Wyeth [Member]
Business Acquisition [Line Items]
Wyeth common stock outstanding as of the acquisition date	1,339.6
Merger consideration - price per share	$ 17.40	[1],[2]
Cash consideration per common share outstanding	$ 33.00
Fair value of Wyeth common stock calculated using Pfizer stock price	$ 23,303	[1],[2]
Fair value of Wyeth common stock multiplied by the merger consideration	44,208
Fair value of Wyeth stock options canceled for a cash payment	405	[3]
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment	320
Acquisition Purchase Price	$ 68,236

[1]	The fair value of Pfizer's common stock used in the conversion calculation represents the closing market price of Pfizer's common stock on the acquisition date.
[2]	Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.
[3]	Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.